77Q1(a)


Articles of Amendment of American Century
Quantitative Equity Funds, Inc., dated July 5, 2017
(filed electronically as Exhibit a32 to Post-Effective
Amendment No. 95 to the Registration Statement of the Registrant filed on August 14, 2017, File No. 33-
19589 and incorporated herein by reference).